UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
July 1, 2025
(Date of Earliest Event Reported)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370
(Address of principal executive offices, including zip code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(781)-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

EXPLANATORY NOTE

On July 1, 2025, Independent Bank Corp. ("Independent") filed a Current Report on Form 8-K (the "Original Report") to report under Item 2.01 thereof that on July 1, 2025 (the "Effective Time"), Independent completed its previously announced merger (the "Merger") with Enterprise Bancorp, Inc. ("Enterprise") pursuant to an Agreement and Plan of Merger, dated as of December 8, 2024, by and between Independent, Rockland Trust Company, Enterprise and Enterprise Bank and Trust Company. At the Effective Time of the Merger, Enterprise merged with and into Independent, with Independent as the surviving corporation in the Merger.

In response to Items 9.01(a) and 9.01(b) of the Original Report, Independent stated that it would file the required historical financial statements of Enterprise and the pro forma financial information by amendment. This Amendment No. 1 to Independent's Current Report on Form 8-K is being filed to provide the required financial statements and pro forma financial information.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements of Business Acquired
The historical audited Consolidated Financial Statements of Enterprise for the years ended December 31, 2024 and 2023 which include the Balance Sheets, Statements of Net Income, Statements of Comprehensive Income, Statements of Changes in Stockholders' Equity, Statement of Cash Flows and Notes to Consolidated Financial Statements, are filed herewith as Exhibit 99.1.

The historical unaudited combined balance sheet of Enterprise as of June 30, 2025, and the historical unaudited combined income statement of Enterprise for the six months ended June 30, 2025, are included within Exhibit 99.2.

b.	Pro Forma Financial Information
Attached hereto as Exhibit 99.2 and incorporated by reference, are the unaudited pro forma condensed financial statements of the Company as of and for the six month period ended June 30, 2025 and the year ended December 31, 2024.

d.	Exhibits
The following exhibits are included with this Report.

Exhibit Index

Exhibit #	Exhibit Description
23.1	Consent of RSM US LLP dated September 10, 2025
99.1
Historical audited Consolidated Financial Statements of Enterprise Bancorp, Inc. at December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024 (incorporated by reference to pages 66 through 119 of Enterprise Annual Report on Form 10-K for the year ended December 31, 2024 (SEC file No. 001-33912), filed with the SEC on March 7, 2025).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements for the year ended December 31, 2024 and the six months ended June 30, 2025, and the accompanying notes thereto.
104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	September 10, 2025	By:	/s/Mark J. Ruggiero
MARK J. RUGGIERO
CHIEF FINANCIAL OFFICER